UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) July 23, 2002 (July 9, 2002)






                           BLUE DOLPHIN ENERGY COMPANY

             (Exact name of registrant as specified in its charter)


          Delaware                       0-15905                  73-1268729
(State or other jurisdiction of    Commission File Number:   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  801 Travis, Suite 2100, Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 227-7660
              (Registrant's telephone number, including area code)

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 9, 2002, Blue Dolphin Energy Company (the "Company") issued a press release announcing the sale by American Resources Offshore, Inc., a wholly owned subsidiary of the Company ("American Resources"), of its working interest in the South Timbalier Block 148 property to Newfield Exploration Company ("Newfield"), the operator of the field. Pursuant to the terms of the Purchase and Sale Agreement, American Resources received $2.3 million for its working interest in the South Timbalier Block 148 property.

As of December 31, 2001, the Company recorded 1,354 Mmcfe of proved reserves attributable to the South Timbalier Block 148 property. These proved reserves accounted for approximately 36% of the Company's total net proved reserves on a Mmcfe basis and 37% of the discounted present value of estimated future net revenues from proved reserves. Production from this field accounted for 19% of the Company's oil and gas sales revenues and 16% of the Company's total revenues for the year ended December 31, 2001. Production from this field accounted for 21% of the Company's oil and gas sales revenues and 13% of the Company's total revenues for the three months ended March 31, 2002.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  Pro Forma Financial Information

The Pro Forma Consolidated Balance Sheet at March 31, 2002, Pro Forma Consolidated Statement of Operations for the year ended December 31, 2001 and Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2002 (collectively the "Financial Statements") are presented assuming that the sale of the Company's interest in the South Timbalier Block 148 property occurred as of the date of the Pro Forma Balance Sheet and at the beginning of the period for each respective Statement of Operations presented. The Financial Statements have been prepared based on the historical financial statements as of the same date or for the same period indicated.

Index to Pro Forma Financial Statements:                                    Page

Pro Forma Consolidated Balance Sheet, at March 31, 2002......................  3

Pro Forma Consolidated Statement of Operations, for the year ended December 31, 2001...................................................  5

Pro Forma Consolidated Statement of Operations, for the three months ended March 31, 2002...............................................  7


                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                      Pro Forma Consolidated Balance Sheet
                                 March 31, 2002

                                                                              Adjustments
                         Assets                         Unaudited         Debit          Credit         Pro Forma
                         ------                       ------------    ------------    ------------    ------------

Current assets:
       Cash and cash equivalents                      $  2,345,880       2,300,000                       4,645,880
       Trade accounts receivable                         1,060,318                                       1,060,318
       Prepaid expenses and other assets                   278,111                                         278,111
                                                      ------------                                    ------------

                  Total current assets                   3,684,309                                       5,984,309
                                                      ------------                                    ------------

Property and equipment, at cost:
       Oil and gas properties (full-cost method)        27,126,133                       1,966,784      25,159,349
       Onshore seperation and handling facilities        1,664,128                                       1,664,128
       Land                                                860,275                                         860,275
       Pipelines                                         3,580,910                                       3,580,910
       Other property and equipment                        272,091                                         272,091
                                                      ------------                                    ------------

                                                        33,503,537                                      31,536,753
       Less accumulated depletion, depreciation
              and amortization                          27,117,808       1,030,221                      26,087,587
                                                      ------------                                    ------------
                                                         6,385,729                                       5,449,166

Deferred federal income tax                                244,444                                         244,444
Other assets                                               463,189                                         463,189
                                                      ------------                                    ------------

                  Total Assets                        $ 10,777,671                                      12,141,108
                                                      ============                                    ============

           Liabilities and Stockholders' Equity

Current liabilities:
       Trade accounts payable                         $    818,555                                         818,555
       Accrued expenses and other liabilities            4,983,527                                       4,983,527
                                                      ------------                                    ------------
                  Total current liabilities              5,802,082                                       5,802,082

Note payable                                               750,000                                         750,000

Common Stock                                                63,720                                          63,720
Additional paid-in capital                              26,107,139                                      26,107,139
Accumulated deficit                                    (21,945,270)                      1,363,437     (20,581,833)
                                                      ------------                                    ------------

              Total Liabilities and
              Stockholders' Equity                    $ 10,777,671                                       12,141,108
                                                      ============                                     ============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                      Pro Forma Consolidated Balance Sheet

                                 March 31, 2002


To reflect the recording of the sale of the Company's interest in the South Timbalier Block 148 property effective as of March 31, 2002.


                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 2001

                                                                        Adjustments
                                                    Audited         Debit         Credit        Pro Forma
                                                  -----------    -----------    -----------    -----------
Revenue from operations:
       Oil and gas sales                          $ 4,694,202        886,954(1)                  3,807,248
       Pipeline operations                            991,823                                      991,823
                                                  -----------                                  -----------
           Revenue from operations                  5,686,025                                    4,799,071
                                                  -----------                                  -----------

Cost of operations:
       Lease operating expenses                     1,155,549                       157,212(1)     998,337
       Pipeline operating expenses                    517,054                                      517,054
       Impairment of assets                         2,940,464                                    2,940,464
       Depletion, depreciation and amortization     1,817,770                       252,713(1)   1,565,057
       General and administrative expenses          2,845,459                                    2,845,459
                                                  -----------                                  -----------
           Cost of operations                       9,276,296                                    8,866,371
                                                  -----------                                  -----------

           Loss from operations                    (3,590,271)                                  (4,067,300)

Other income (expense):
       Interest and other expense                    (243,591)                                    (243,591)
       Gain on sale of assets                       1,417,626                       524,824(2)   1,942,450
       Interest and other income                      116,417                                      116,417
       Equity in losses of affiliates                (245,201)                                    (245,201)
                                                  -----------                                  -----------

           Loss before minority interest           (2,545,020)                                  (2,497,225)

Minority interest                                    (104,122)                        5,574(1)     (98,548)
                                                  -----------                                  -----------


           Net loss                               $(2,649,142)                                  (2,595,773)
                                                  ===========                                  ===========

Loss per share
       Basic and Diluted                          $     (0.44)                                       (0.43)
                                                  ===========                                  ===========

Weighted average number of common shares            6,004,019                                    6,004,019
                                                  ===========                                  ===========

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 2001


1. To record reductions in revenues, lease operating expenses, depletion, depreciation and amortization and minority interest deduction as a result of the sale of the Company's interest in the South Timbalier Block 148 property effective as of January 1, 2001.

2. To record the gain from the sale of the Company's interest in the South Timbalier Block 148 property effective as of January 1, 2001.


                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                        Three Months ended March 31, 2002

                                                                            Adjustments
                                                       Unaudited        Debit          Credit       Pro Forma
                                                      -----------    -----------    -----------    -----------
Revenue from operations:
       Oil and gas sales                              $   578,269        121,654(1)                    456,615
       Pipeline operations                                329,297                                      329,297
                                                      -----------                                  -----------
             Revenue from operations                      907,566                                      785,912
                                                      -----------                                  -----------

Cost of operations:
       Lease operating expenses                           217,647                        37,643(1)     180,004
       Pipeline operating expenses                        144,716                                      144,716
       Depletion, depreciation and amortization           289,567                        47,376(1)     242,191
       Impairment of assets                               339,984                                      339,984
       General and administrative expenses                584,615                                      584,615
                                                      -----------                                  -----------
             Cost of operations                         1,576,529                                    1,491,509
                                                      -----------                                  -----------

             Loss from operations                        (668,963)                                    (705,598)

Other income (expense):
       Interest and other expense                         (15,792)                                     (15,792)
       Gain on sale of assets                                --                       1,363,437(2)   1,363,437
       Bad debt expense                                  (197,500)                                    (197,500)
       Interest and other income                           14,590                                       14,590
                                                      -----------                                  -----------

             Income/(loss) before minority interest      (867,665)                                     459,137

Minority interest                                         (55,746)                       18,634(1)     (37,112)
                                                      -----------                                  -----------

Net income/(loss)                                     $  (923,411)                                     422,025
                                                      ===========                                  ===========

Income/(loss) per common share-basic:                 $     (0.15)                                        0.07
                                                      ===========                                  ===========

Weighted average number of common shares                6,213,324                                    6,213,324
                                                      ===========                                  ===========

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                        Three Months ended March 31, 2002


1. To record reductions in revenues, lease operating expenses, depletion, depreciation and amortization and minority interest deduction as a result of the sale of the Company's interest in the South Timbalier Block 148 property effective as of January 1, 2002.

2. To record the gain from the sale of the Company's interest in the South Timbalier Block 148 property effective as of January 1, 2002.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES


(c)  Exhibits

10.1 Purchase and Sale Agreement between Blue Dolphin Energy Company and Newfield Exploration Company

99.1 Press Release July 9, 2002

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE DOLPHIN ENERGY COMPANY

Date: July 23, 2002                  /s/ Michael J. Jacobson
                                    -------------------------------------
                                    Michael J. Jacobson
                                    President and Chief Executive Officer

                                     /s/ G. Brian Lloyd
                                    -------------------------------------
                                    G. Brian Lloyd
                                    Vice President, Treasurer






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